UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

  5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	NVTR	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

The Executive Agreement with Mr. Hanchin was terminated pursuant to, and superseded by, the Separation Agreement, except as otherwise provided therein, effective June 27, 2019.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2019, Nuvectra Corporation (the “Company”) announced via Form 8-K that J. Paul Hanchin had resigned from his position as President of the Company, effective June 27, 2019.

On July 3, 2019, Mr. Hanchin executed his Separation and Release Agreement with the Company, effective as of June 27, 2019 (the “Separation Agreement”), pursuant to which Mr. Hanchin released any and all known and unknown claims that he may have against the Company and its affiliates, including its officers and directors.

In accordance with the Separation Agreement, the Company will pay Mr. Hanchin a severance payment consistent with the terms of the Severance Agreement, dated April 8, 2016, between the Company and Mr. Hanchin, as amended (the “Executive Agreement”). Mr. Hanchin will receive a severance payment in the aggregate amount of $362,930.27, which includes $346,466.25, which is an amount equal to his current annual base salary, and $16,464.02, which represents an amount equal to 12 months of premiums for his continuing COBRA coverage. All outstanding stock options and restricted stock units previously granted to Mr. Hanchin will continue to vest in accordance with the existing vesting schedules up to September 27, 2019. Mr. Hanchin has also agreed to non-compete, non-disparagement and non-solicitation restrictions through June 27, 2020, as well as a non-disclosure obligation.

The foregoing summary of the Separation Agreement is not complete and is qualified in its entirety by its terms, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement, effective June 27, 2019, by and between Nuvectra Corporation and J. Paul Hanchin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: July 10, 2019	/s/ Fred B. Parks
Fred B. Parks
Chief Executive Officer